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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 11, 2005
                                                        -----------------



                          LYNCH INTERACTIVE CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                    1-15097                     06-1458056
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       (State of other          (Commission File             (IRS Employer
       Jurisdiction of          Number)                      Identification)
       Incorporation)


     401 Theodore Fremd Avenue Rye, New York                   10580
--------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                Zip Code



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            ------------

ITEM 5.  Election of Director.
        ----------------------

     Effective November 10, 2005 the Board of Directors elected Mr. John Barnicle, the President of the Company, to the Board of Directors to fill a newly-created vacancy.


















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



                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LYNCH INTERACTIVE CORPORATION

                                               /s/ John A. Cole
                                               ----------------
                                               John A. Cole
                                               Vice President, General Counsel
                                               and Secretary




Date: November 11, 2005



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